SIGNIFICANT EVENTS DURING AND AFTER THE REPORTING PERIOD	12 Months Ended
Dec. 31, 2017
Disclosure of non-adjusting events after reporting period [abstract]
SIGNIFICANT EVENTS DURING THE REPORTING PERIOD
NOTE 24   -    SIAGNIFICANT EVENTS DURING AND AFTER THE REPORTING PERIOD

a.
On May 7, 2017, Mr. Joseph Williger informed the parent Company that he is the controlling shareholder of B.S.D Crown Ltd. (the controlling shareholder of the parent company) through private companies he owns, and that he is therefore the controlling shareholder of the parent Company as from May 5, 2017.

b.
On June 11, 2017, a General Meeting of the parent Company’s shareholders approved the appointment of the following B.S.D nominated directors: Messrs. Joseph Williger, Zwi Williger, Jacob Navon and Benzi Sao, and the termination of the term of office of all then current directors (other than the external directors): Mr. Ilan Admon, Gregory Gurtovoy, Eli Arad, Shalhevet Hasdiel and Arik Safran. On June 12, 2017, the parent Company’s Board of Directors approved the appointment of Mr. Gil Hochboim as a director.

c.
On June 20, 2017, a General Meeting of Shareholders of the Company approved the appointment of the following directors: Messrs. Yoseph Williger, Zwi Williger, Gil Hochboim and David Donin and the termination of the term of office of all then current directors of the company (other than the external directors): Messrs. Ilan Admon, Gregory Gurtovoy and Ilan Cohen. On June 20, 2017 the Board of Directors of the Company approved the appointment of Mr. Victor Bar as a director.

d.	On July 5, 2017, Mr. Iram Graiver ended his term of office as the parent Company’s CEO and his term of office in the Company.

e.	On July 6, 2017, Mr. Tim Cranko was as appointed CEO of the parent Company and of the Company.

f.	On October 15, 2017, Mr. Amir Kaplan was appointed to as the Chief Financial Officer of the parent Company and of the Company.

g.	On December 31, 2017, Mr. Tim Cranko ended his term of office as the parent Company’s CEO and his term of office as the CEO of the Company.

h.	On January 1, 2018, Mr. Michael Luboschitz was appointed as the CEO of the parent Company and of the Company.

i.
On January 18, 2018, the Tel Aviv District Attorney’s Office (Taxation and Economics) served indictments against Alexander Granovskyi and Gregory Gurtovoy, former (indirect) controlling shareholders and office holders of the parent Company and of companies under its control and against Joseph Schneerson, former officer holder of the parent Company and of companies under its control (hereinafter jointly: “the Defendants”).

The Defendants are accused of offenses of theft by manager, fraudulent receipt of goods or services under aggravated circumstances, fraud and breach of trust in a corporation, false registration in corporate documents, reporting offenses under the Securities Law, non-compliance with the provisions of the Securities Regulations with the intent of misleading a reasonable investor and offenses under Section 4 of the Prohibition on Money Laundering Law.

As mentioned above, the Defendants were former (indirect) controlling shareholders through their control in B.G.I or senior office holders in, among others, BGI and B.S.D., the parent Company and the company. Under the pretext of depositing the said companies’ funds with different banks abroad, the Defendants agreed with the said banks that the companies’ funds shall be used to secure loans to be extended to foreign private companies related to the Defendants. Under the indictment, approximately $60 million of the said companies’ funds (mostly BGI and B.S.D) were extracted in this manner. A total of $3 million out of the said amount was transferred in January 2016 from a company controlled by the company to an investment that was recorded in the Company’s accounts as an investment in bonds of a hotel in the Czech Republic, while the investment was actually used to secure the repayment of a loan extended to a company, which is related to Granovskyi and Gurtovoy.

The said bonds were purchased by B.H.W.F.I Ltd., a wholly owned subsidiary of the company (hereinafter - "BHWFI"), pursuant to subscription forms to purchase 300 bonds (225 actually purchased) of the issuer with a nominal value of US$ 10,000 each (hereinafter - the "Subscription Forms"). According to the terms of the purchase, the bonds bear annual interest of 6%, payable semi-annually on June 30 and December 31 of each year as of the issue date until the final maturity date of December 31 2018. The issuer has the right to repay the bonds prior to their repayment date by giving 30 days’ notice and without penalty. On June 30, 2016, the Issuer paid the first interest on account of the bond actually purchased by BHFWI in accordance with the terms thereof.

On December 30, 2016, BHWFI and the issuer signed an agreement (hereinafter - the "Agreement") for an early redemption of the bonds for a total of $ 1.8 million to be paid by February 15, 2017.  As part of the Agreement, the issuer waived all its claims against BHWFI, including an alleged obligation to make an additional investment in bonds up to an aggregate amount of $ 5 million.

On March 21, 2017, a first payment of $ 200 thousand was received. In view of the uncertainty relating to the collection of the remaining balance of the debt, the Company recorded a loss of $1.6 million in the financial statements for the year 2016.

On July 6, 2017, a second payment in the amount of $ 400 thousand was received (hereinafter - the “Second Payment”), and therefore, the Company recorded in its financial statements a finance income at an amount equal to the amount of the Second Payment.

On March 26, 2018, a third payment in the amount of USD 1,145 thousand was received. The Company recorded in its financial statements a finance income at an amount equal to the amount of the third payment.

j.
On February 24, 2016, a motion to certify a derivative action (hereinafter - the “Motion”) was received at the parent Company’s offices. The Motion was filed with the District Court (Economic Department) in Tel Aviv by Yaad Peer Management Services Ltd. (hereinafter - the “Applicant”), that holds shares of the parent Company. The motion was filed against all directors and office holders in the Company. The parent Company and the company were added as respondents to the Motion.

The Motion deals with the Applicant’s claim for damages suffered by the parent Company, which is estimated by the Applicant, as of the filing of the Motion, at approximately $ 3 million, due to an alleged violation of the directors’ and officers’ fiduciary duty, duty of care and duty of expertise towards the parent Company in connection with a $3 million investment in a company registered in the Czech Republic and which holds an inactive hotel in the Czech Republic. According to the Applicant, the investment is not related in any way to the activity of the Company and is probably used to assist the controlling shareholder of the parent Company in other matters or to cover his other obligations.

As a result of the investigation being conducted by the Securities Authority (the "Authority"), inter alia, regarding matters that have arisen as part of this litigation, restrictions were imposed as part of this investigation that prevent the former parent Company office holders, who are respondents to the Motion, from conversing with the attorneys of the  parent Company.  As part of the Motion – the date for submission of the parent Company’s response to the Motion has been postponed. On September 27, 2016, the Authority filed a notice updating the Court, in which it requested that the restrictions that it imposed remain in effect for further 6 months. On October 5, 2016, the parent Company filed a response to the Authority's update notice, in which it requested an extension of the deadline for submission of the parent Company's response to the Motion to 60 days after the restrictions imposed by the Authority are removed. On January 22, 2017, the Court ruled that in light of the restrictions placed by the Authority, at this stage, the deadline for filing of the parent Company's response must be postponed. On May 10, 2017 after the court re-considered the Applicant's claim, the Court decided that the deadline for filing of the parent Company’s response will be at least 60 days from the date on which the restrictions imposed by the Authority are removed. On July 2 2017, the Authority informed the Court that the restrictions have not yet been removed. On July 3, 2017, the Court ruled that the Authority will file a further update to its notice until September 15, 2017. On September 14, 2017, the Authority filed an update notice to the Court, to the effect that the restrictions had not yet been removed. On September 14, 2017, the Court ruled that the Authority would file an additional update to the Court until December 7, 2017.

At the beginning of January 2018, the Authority filed a notice stating that the respondents to the Motion may reply to the Motion, provided that no meetings will be held with the attorneys that are attended by more than one person who is subject to restrictions as part of the criminal proceedings. On January 11 2018, the Court instructed the respondents to reply to the Motion within 60 days, i.e., no later than March 20, 2018.

On January 15, 2018, the Authority served indictments against Alexander Granovskyi, Gregory Gurtovoy and Joseph Schneerson.

On February 18, 2018, some of the respondents filed an application for stay of proceedings relating to the Motion, until the finalization of the criminal proceedings, and alternatively until all restrictions, which were placed on the respondents by the Authority are removed.

On February 26, 2018, the said respondents filed an application for deferral of the date of filing the reply to the Motion to 60 days after the issuance of a ruling in the application for stay of proceedings or after removal of all restrictions placed by the Authority as described above.

In its ruling from February 26, 2018, the court granted the extension as above.

On March 4, 2018, the Company filed a notice stating that it does not oppose to the motion and that the Court should rule according to its discretion.

On April 12, 2018, the Authority filed a notice stating that it has decided not to express its opinion regarding the Motion.

k.
A lawsuit and a motion to approve it as class action was filed on July 5, 2017, against the Company with the Central District Court for allegedly not complying with the food labelling regulations in connection with one of its products and thereby misleading consumers. At this stage, the amount specified in the lawsuit is NIS 4 million, since according to the plaintiff he does not have any data regarding the scope of marketing of the product, which is the subject matter of the motion. The Company and the plaintiff reached a compromise agreement whereby the plaintiff will withdraw the lawsuit and it will be stricken out at a cost which is immaterial to the Company. On November 23, 2017, the Court approved the compromise agreement and struck out the lawsuit.

l.
A lawsuit and a motion to approve it as class action was filed on July 23, 2017, against the Company and against two other companies to the Central District Court for allegedly not complying with the food labelling regulations in connection with one of its products and thereby misleading consumers. At this stage, the amount specified in the lawsuit is NIS 3 million (and no specific amount was attributed to any of the defendants), since according to the plaintiff he does not have any data regarding the scope of marketing of the product, which is the subject matter of the motion. The Company and the plaintiff reached a compromise agreement whereby the plaintiff will withdraw the lawsuit and it will be stricken out without consideration. On November 24, 2017, the Court approved the compromise agreement and struck out the lawsuit.

m.
On July 23, 2017, Mr. Iram Graiver, former CEO of the Company and Willi-Food (hereinafter - “Mr. Graiver”) filed a lawsuit to the Regional Labor Court in Tel Aviv Jaffa (hereinafter - “the Labor Court”) claiming payment of social rights and different compensations at the total amount of NIS 2,377 thousands (USD 686 thousand). On November 26, 2017, the Company filed a statement of defense. On July 27, 2017, the company filed a lawsuit to the Labor Court against Mr. Graiver, demanding that he repays funds that he has taken unlawfully from the Company, amounting to NIS 1,694 thousands. According to the Company, throughout his term of employment as an office holder in the Company, the defendant has unlawfully taken from the company salary, bonus in respect of 2016 and reimbursement of expenses. According to the Company, Mr. Graiver has done so while breaching his fiduciary duty and his duty of care towards the Company as well as the cogent provisions of the Companies Law, 5759-1999, whereby it is mandatory that payments of the type taken from the Company by Mr. Graiver are approved by the General Meeting of the Company’s shareholders; according to the Company, Mr. Graiver has not obtained such an approval. On November 26, 2017, Mr. Graiver filed a statement of defense. On November 2, 2017, a resolution was issued to join the hearings pertaining to the two proceedings described above. A preliminary hearing was held on March 7, 2018. Mr. Graiver and the Company are expected to provide their documents disclosure affidavits on May 8, 2018. At this preliminary stage of the proceedings, it is not yet possible to assess the result of the proceedings. In view of the above, Company’s management is of the opinion that the recording and disclosure provided in the financial statements and in the notes to the financial statements in respect of the proceedings is sufficient.

n.
A lawsuit and a motion to approve it as class action was filed on January 3, 2018, against the Company and against another company to the Central District Court for allegedly not complying with the food labelling regulations in connection with one of its products and thereby misleading consumers. At this stage, the amount specified in the lawsuit is NIS 2.7 million since according to the plaintiff he does not have any data regarding the extent of the damage. The Company is required to file a response to the lawsuit until May 15, 2018. At this preliminary stage of the proceedings, it is not yet possible to assess the Company’s chances of prevailing in the claim.

o.
In January 2015, a lawsuit was filed in the court of first instance in Valencia against Gold Frost Ltd. (hereinafter – “Gold Frost”) and against the Company (hereinafter – “the Companies”) by a Spanish food manufacturer (hereinafter – “the Plaintiff”), with whom the Companies entered into an agreement for the production of kosher food products in Spain and for the sale of these products by Gold Frost. The lawsuit was filed in connection with a financial dispute in respect of a debt which was allegedly not paid to the Plaintiff; the Plaintiff also demands that the Companies compensate it for products it had produced and which, according to the statement of claim, were not collected by the Companies, and as a result the Plaintiff had to destroy them.

On July 7, 2015, the Companies were served by post with judicial documents in the Spanish language. These judicial documents pertained to service of a legal procedure in the court of first instance in Valencia. A further service of process was carried out in December 2015. In this case as well the judicial documents were in the Spanish language.

On March 3, 2016, the court of first instance in Valencia, Spain, allowed the lawsuit against the Companies in an ex parte proceeding and ruled payment by the Companies of app. € 530 thousand (hereinafter – “Spanish Ruling”). In April 2016, the Companies received the Spanish Ruling in the Spanish language and also a translation of the Spanish Ruling into English. In December 2017, an enforcement order in the Spanish language was received at the Company’s offices. In the order, which was issued on November 22, 2017, the Companies are asked to provide details of assets and/or bank accounts for the purpose of enforcing the ruling in Spain.

The Company and its legal advisors are of the opinion that the Companies have grounds to demand the cancellation of the Spanish Ruling because the judicial documents were served in the Spanish language, and because the Plaintiff did not pursue the procedure set in the agreement between the parties, whereby disputes will be resolved in accordance with international law by an arbitrator that will be agreed upon by both parties.

As of the date of these financial statements, the Companies hired the services of a Spanish attorney in order to file a demand for the cancellation of the Spanish Ruling based on the aforesaid claims. If the claim of unlawful service of process and the claim regarding the Plaintiff’s ignoring the arbitration procedure are rejected by the court in Spain, and if the Plaintiff subsequently files an application to enforce the ruling in Israel, the Company may object to enforcement of the Spanish Ruling in Israel based on those claims. The Company also believes that it has good defenses against the claims made in the lawsuit, should the Plaintiff filed a lawsuit in Israel, or if the parties ask an agreed-upon arbitrator to resolve the dispute as set out in the agreement that was signed between the parties in 2011.

In view of the above, Company’s management is of the opinion that recording and disclosure provided in the financial statements and in the notes to the financial statements in respect of the Spanish Ruling is sufficient.

p.
On October 21, 2017, the Company announced that Gold Frost Ltd., a wholly owned subsidiary of the Company (hereinafter – “Gold Frost”) received a notice from Arla Foods Amba (hereinafter - "Arla"), a material supplier of the Group in the field of dairy and dairy substitute products (hereinafter – “the Supplier”), whereby the Supplier decided not to renew the exclusive distribution agreement with Gold Frost, which is expected to expire on December 31, 2017.

The end of the engagement with this distributor may have a material negative impact on the Group’s operating results. However, the Company believes that it will be able to enter into agreements in the near future with alternative suppliers in respect of some of the products currently purchased from the Supplier.

Representatives of Gold Frost and the Supplier have met and reached agreements to the effect that the Supplier will continue supplying to Gold Frost products that will be sold by Gold Frost in the first half of 2018.

q.
On June 29, 2015, Mega Retail Ltd. (hereinafter – “Mega”), which is one of the company largest customers in the organized retail market, filed an application for creditors’ arrangement with the District Court in Lod. On July 14, 2015, the District Court in Lod approved a recovery arrangement.

The recovery arrangement regulated, among other things, the manner of repayment of Mega’s debt to the Company in respect of the period through June 30, 2015. Mega’s debt to the company as of that date amounted to NIS 4.9 million and it was not secured by any collateral.

On January 17, 2016, after Mega had met the terms of the said recovery arrangement, it asked the court to issue a freezing of proceedings order, and on January 18, 2016, the court issued such an order. As of the date of the order, Mega’s debt to the Company amounted to approximately NIS 3.9 million.

On May 10, 2016, the trustees asked the court the approve an agreement for the sale of Mega Retail to Bitan Wines Ltd. in consideration for a total estimated amount in the range of NIS 400 million to NIS 450 million.

A creditors’ meeting was held on May 26, 2016, which discussed the proposed agreement for the sale of Mega to Bitan Wines Ltd. as submitted by Mega’s trustees. According to the provisions of the new agreement, the debts to the ordinary debtors shall be paid in semi-annual payments (provided that the trustees maintain, at each disbursement, at least NIS 60 million) and these payments will be made only after full payment of Mega’s debts to senior debtors. The Company is one of Mega’s ordinary creditors. On June 15, 2016, the court approved the creditors arrangement.

Pursuant to the provisions of the agreement, the Mega chain is owned by Bitan Wines Ltd. as from July 1, 2016 and operates under this chain as from that date.

On February 13, 2017 the Company received a first payment of approximately NIS 433 thousand from the trustees. On August 8, 2017, the Company received a second payment of approximately NIS 110 thousand from the trustees. On December 6, 2017, the Company received a third payment of approximately NIS 183 thousand from the trustees. As of balance sheet date, the company recorded a provision for doubtful accounts at the total amount of approximately NIS 1.8 million in respect of Mega’s debt and the remaining balance in the books of accounts (net after provision for doubtful accounts) is NIS 1.2 million.

r.
On November 22, 2016, the Company declared the distribution of dividend at the total amount of $5,000 thousand (approximately NIS 18,790 thousand) ($0.38 per share), of which $3,097 thousand (approximately NIS 11,637 thousand) is attributed to Company’s shareholders and approximately $1,903 thousand (approximately NIS 7,153 thousand) is attributed to non-controlling interest. The effective date for dividend entitlement was set at December 8, 2016. The dividend was paid in full on December 21, 2016.